SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event

Reported):  March 7, 2003

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the

Pooling and Servicing Agreement, relating to the MASTR Seasoned Securitization Trust 2003-1

Mortgage Pass-Through Certificates, Series 2003-1)

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
(Exact name of registrant as specified in its charter)
Delaware	333-98155	06-1204982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1285 Avenue of the Americas New York, New York 10019
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (212) 713-2000

Item 5.

Other Events.

Master Asset Securitization Transactions, Inc. (the “Company”) entered into a Pooling and Servicing Agreement dated as of February 1, 2003 (the “Agreement”) among the Company, in its capacity as depositor (in such capacity, the “Depositor”), UBS Warburg Real Estate Securities Inc., as transferor (in such capacity, the “Transferor”), Wells Fargo Bank Minnesota, N.A., as master servicer (in such capacity, the “Master Servicer”) and JPMorgan Chase Bank, as trustee (in such capacity, the “Trustee”).  The Certificates were issued on February 28, 2003.  The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

99.1

The Pooling and Servicing Agreement dated as of February 1, 2003, by and among the Company, the Transferor, the Master Servicer and the Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MORTGAGE ASSET SECURITIZATION

TRANSACTIONS, INC.

By: /s/ Hugh T.  Corcoran______________

Name:  Hugh T.  Corcoran

Title:    Managing Director

By: /s/ Saro Cutri______________________

Name:  Saro Cutri

Title:    Director

Dated: March 7, 2003_____

Exhibit Index

Exhibit

Page

99.1

Pooling and Servicing Agreement dated as of February 1, 2003,

5

by and among the Company, the Transferor, the Master Servicer and the Trustee.

EXHIBIT 99.1

PLEASE SEE TAB 4